Investor Presentation First Quarter 2019 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election) and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, changes in interest rates, increased costs of borrowing, decreased interest spreads, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future core earnings, changes in the Company’s returns, changes in the use of the Company’s tax benefits, changes in the agency MBS asset yield, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, and general economic, political, regulatory and market conditions. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents First Quarter of 2019 Financial Results and Portfolio Update…………………….Slide 4 Appendix – Additional Financial Data…………………………………………………Slide 17

First Quarter of 2019 Financial Results and Portfolio Update

Publicly Traded Capital Class A Common Stock Ticker: AI Exchange: NYSE Market Capitalization: $289 million (1) Annual Dividend Yield: 19.0% (1) Senior Notes Due 2023 Ticker: AIW Exchange: NYSE Per Annum Interest Rate: 6.625% Current Strip Yield per Annum: 7.39%(1)(2) Maturity Date: May 1, 2023 Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 7.89%(1)(2) Maturity Date: March 15, 2025 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AI PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 8.19%(1)(2) As of May 1, 2019. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AI PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum: 8.91%(1)(2)

Company Snapshot Real estate investment trust (“REIT”) focused on securitized residential mortgage assets Currently invest primarily in agency MBS issued by Fannie Mae and Freddie Mac May invest opportunistically in other asset classes High quality liquid assets with substantial interest rate hedges to protect long-term capital that produce predictable cash flows to support consistent dividends to shareholders Internally-managed NYSE Ticker AI Share Price (5/1/19) $7.91 Book Value Per Common Share (3/31/19) $8.70 GAAP Net Income per Diluted Share (Q1 ‘19) $0.52 Non-GAAP Core Operating Income per Diluted Share (Q1 ‘19) (1) $0.32 Dividend per Common Share (Q1 ‘19) $0.375 Dividend Yield (5/1/19) 19.0% Common Equity Market Cap (5/1/19) $289 million Total Investment Portfolio (3/31/19) $5.1 billion (1) A reconciliation of non-GAAP core operating income to GAAP pre-tax income is provided on slide 20.

First Quarter of 2019 Financial Highlights $0.52 GAAP net income per diluted common share $0.32 non-GAAP core operating income (1) per diluted common share 14.13% annualized core operating income return on average common equity (2) $8.70 book value per common share as of March 31, 2019 Effectively unchanged from the prior quarter end book value per common share of $8.71 $0.375 per common share dividend Economic return of 4.2% measured as the change in book value per common share plus dividends declared during the quarter Net interest income of $7.9 million compared to $10.6 million in the fourth quarter of 2018, driven by a reduction in average leverage and a 25 basis point increase in weighted average repo financing costs, partially offset by higher weighted average agency MBS asset yields (3.36% versus 3.30%) due primarily to a reduction in prepayment rates (7.55% versus 8.25%, annualized) Economic net interest income of $14.1 million, which includes TBA dollar roll income and net interest income earned or expense incurred from interest rate swaps, compared to $15.9 million in the fourth quarter of 2018, driven primarily by a reduction in average leverage Completed a common stock offering for net proceeds of $48.8 million Completed a preferred stock offering for net proceeds of $28.9 million Commenced operations of plan to elect to be taxed as a REIT A reconciliation of non-GAAP core operating income to GAAP pre-tax income is provided on slide 20. See slide 13 for further information.

As of March 31, 2019: $5.12 Billion Fair Value As of December 31, 2018 : $3.98 Billion Fair Value Agency MBS Investment Portfolio Update Specified Pool vs. TBA Allocation (1) Includes the fair value of the agency MBS underlying forward-settling “to-be-announced (“TBA”) purchase or sale commitments that are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” By Fixed Coupon Rate (1) As of December 31, 2018: As of March 31, 2019

Agency MBS Quarterly Balances and Yields TBA dollar roll transactions involve delaying, or “rolling,” the settlement of a forward-settling purchase of a TBA agency MBS by entering into an offsetting “spot” sale prior to the settlement date, net settling the “paired-off” positions in cash, and contemporaneously entering another forward-settling purchase of a TBA agency MBS of the same essential characteristics for a later settlement date at a price discount relative to the “spot” sale. Cost basis is based upon the contractual price of the initial TBA purchase trade of each individual series of dollar roll transactions. Asset yield calculated based upon future cash flow estimates obtain from Citi’s the Yield Book, a third-party model, for an illustrative 4.0% coupon specified pool purchased on April 18, 2019. For comparative purposes, assumes agency MBS is 100% financed with a one-month repurchase agreement. TBA dollar roll net interest spread based upon the “price drop” between the May and June settlement of a 4.0% coupon TBA as of April 18, 2019. Estimated TBA Dollar Roll Advantage as of April 18, 2019

Financing Summary 15 counterparties with access to 18 total counterparties Less than 10% of equity at risk with any one counterparty 6.1% of equity at risk with largest counterparty 28.3% of equity at risk with five largest counterparties Favorable repo financing costs Diversified Funding Sources As of March 31, 2019 (dollars in thousands): The Company’s repo agreements generally have one-month terms while the Company receives three-month LIBOR on its interest rate swaps Increases in the spread between three- and one-month LIBOR generally positively impact the Company’s economic funding costs (and vice versa) Includes $323,156 at sale price of unsettled agency MBS sale commitments which is included in the line item “sold securities receivable” on the Company’s consolidated balance sheets.

Hedging Summary Duration is calculated based upon each interest rate swap’s “DV01” (a valuation metric illustrating the dollar value of a one basis point increase in interest rates) as reported by the Chicago Mercantile Exchange, the clearinghouse through which those instruments were centrally cleared. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner. Interest Rate Swaps as of March 31, 2019 (dollars in thousands): U.S. Treasury Note Futures as of March 31, 2019 (dollars in thousands):

Interest rate swap book well matched to repo funding balance for the life of the portfolio Hedged agency MBS portfolio exhibits durable net interest spread in a wide range of interest rate environments over its life Excludes the Company’s TBA dollar roll position. Illustrative repurchase agreement balances in future periods are based upon outstanding balances as of March 31, 2019 reflecting paydown of agency MBS collateral based on projected agency MBS balances based upon cash flow and prepayment estimates derived from Citi’s “The Yield Book,” a third-party model. Illustrative interest rate swap notional amounts in future periods are based upon the contractual maturity dates of the Company’s interest rate swap agreements in place as of March 31, 2019. Illustrative agency MBS asset yields in future periods are based upon cash flow and prepayment estimates derived from Citi’s “The Yield Book,” a third-party model. Illustrative repurchase agreement and interest rate swap receive rates are assumed to be equal to 2.50% and 3.50%, respectively, in all future periods of the illustration.

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP pre-tax income is provided on slide 18. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q1 2019 vs. Q4 2018

Core Operating Income Return on Equity Includes interest expense incurred from repurchase agreement financing and net interest income earned or expense incurred from interest rate swaps. Excludes the economic cost or benefit of hedging instruments other than interest rate swaps. Calculated based upon the weighted average balance of repurchase agreement financing for the period multiplied by the ratio of average common equity to average total investable capital (common equity plus preferred equity plus unsecured debt). Expressed as an annualized percentage of average common equity for the period. Expressed as an annualized percentage of average common equity for the period. For example, for the first quarter of 2019, calculated as $1.4 million in dollar roll income (representing an implied net interest spread of 1.05% on a weighted average cost basis of $539 million). All else being equal, as the average balance of the Company’s TBA dollar roll portfolio increases, the calculated annualized return on average common equity will increase (and vice versa). Calculated as [GAAP interest income less repurchase agreement interest expense plus (less) interest rate swap net interest income (expense) plus TBA dollar roll income] multiplied by the ratio of average preferred equity and unsecured debt to average total investable capital. Expressed as an annualized percentage of average common equity for the period. Core general and administrative expenses represent non-interest expenses reported within the line item “total general and administrative expenses” of the consolidated statements of comprehensive income less stock-based compensation expense. Core general and administrative expenses and investment advisory fee income have been allocated to common equity and preferred equity and unsecured debt on a pro rata basis based upon average capital balances for the period.

Portfolio Weighted Average Statistics Calculated as the total of the following, expressed as an annualized percentage of the total agency MBS weighted average cost basis for the period: GAAP interest income from agency MBS, plus TBA dollar roll income, less agency MBS repurchase agreement interest expense, less interest rate swap net interest expense.

Book Value Per Share Rollforward – First Quarter 2019 Calculated based upon weighted average diluted shares outstanding during the quarter. Excludes TBA dollar roll income, which is included in non-GAAP core operating income. Excludes net interest income or expense incurred from interest rate swap agreements, which is included in non-GAAP core operating income. Includes the effect of a full quarter dividend accrued on common shares outstanding for less than the full quarter.

Appendix – Additional Financial Data

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg

Balance Sheet Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock. Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Calculated as the sum of repurchase agreement financing, plus (less) any net payable (receivable) for unsettled securities, plus the net contractual forward price of TBA commitments, less cash compared to shareholders’ equity plus long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Reconciliation of GAAP pre-tax net income to non-GAAP core operating income:

Specified Agency MBS Investment Portfolio Specified pools of loans with original balances of up to $150K. Specified pools of loans with original balances between $150K and $175K. Specified pools of loans with original balances between $175K and $200K. Specified pools of loans with original balances between $200K and $225K. Other specified pools include pools of loans refinanced through the Home Affordable Refinance Program (“HARP”), low FICO loans, 100% investor occupancy status loans, high LTV loans, and seasoned loans. WAC represents the weighted average coupon of the underlying collateral. Loan age represents the weighted average age of the underlying collateral. Actual 3-month constant prepayment rate (“CPR”) represents annualized 3-month CPR published in April 2019 for securities held as of March 31, 2019. Remaining life represents the weighted average expected remaining life of the security based on expected future CPR as estimated by Citi’s “The Yield Book,” a third-party model. Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Fixed-Rate Agency MBS Selected for Prepayment Characteristics

TBA Agency MBS Investment Portfolio Net Long TBA Position (1) as of March 31, 2019 (dollars in thousands): Net long position in TBA securities represents forward-settling contracts to purchase or sell agency MBS on a generic pool basis. TBA commitments are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions.

Book Value Sensitivity to Interest Rates Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Interest rate sensitivity of agency MBS and TBA commitments is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) no changes in agency MBS spreads, and (iii) no changes to the investment or hedge portfolio. Net Duration Gap Interest Rate Sensitivity

Book Value Sensitivity to MBS Spreads Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 4.8 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of March 31, 2019. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including no changes in interest rates and no changes to the investment or hedge portfolio. MBS Spread Sensitivity Historical MBS to U.S. Treasury Spread 108 bps 135 bps